Agency  Agreement  --  Private  Placement
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THIS AGREEMENT dated for reference November 22, 1996, is made

BETWEEN

          MINERA ANDES INC., 1600, 407 - 2nd Street S.W., Calgary, Alberta, T2P 2Y3

                                                                (the "Issuer");

AND

          C.M. OLIVER & COMPANY LIMITED, Suite 1600, 1750 West Pender Street, Vancouver, British Columbia, V6C 2T8

AND

          MAJENDIE CHARLTON SECURITIES LTD, 2710, 140 - 4th Avenue S.W., Calgary, Alberta, T2P 3N3

                        (individually an "Agent" and collectively the "Agents")

WHEREAS:

A. The Issuer wishes to privately place with investors up to 3,809,524 Special Warrants at a price of $2.10 per Special Warrant;

B. The Issuer wishes to appoint the Agents to distribute the Special Warrants, and the Agents are willing to accept such appointment on the terms and conditions of this Agreement;


THE PARTIES to this Agreement therefore agree:


1. DEFINITIONS

1.1 In this Agreement and the Recitals hereto:

     (a) "1933 Act" means the Securities Act of 1933 (United States of America), as amended;

     (b) "Act" means the Securities Act (British Columbia), S.B.C. 1985, as amended;

     (c)  "Acts" means the Act and the Alberta Act;

     (d)  "Agents' Fee" means the compensation provided for in Section 5 hereof;
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     (e)  "Agents' Special Warrants" means up to 340,420 special warrants of the
          Issuer having the terms provided in Section 3 hereof and in the certificates representing the Agents' Special Warrants.

     (f) "Alberta Act" means the Securities Act (Alberta), S.A. 1981, c. S-6.1, as amended;

     (g)  "Alberta Commission" means the Alberta Securities Commission;

     (h) "Applicable Legislation" means the Acts, the regulations and rules made thereunder, and all policy Statements, blanket orders and rulings, notices and interpretation Notes and other administrative policies and directions issued by the Commissions;

     (i) "Closing" means a day the sale of some or all of the Special Warrants to the Purchasers is completed;

     (j) "Commissions" means the British Columbia Securities Commission and the Alberta Commission;

     (k) "Degerstrom Agreement" means the agreement between the Issuer and N.A. Degerstrom Inc. dated July 1, 1994 concerning the acquisition by the Issuer of certain Subsidiaries;

     (l) "Distribution" means the proposed issuance of Shares and Warrants to the holders of the Special Warrants on the deemed exercise of the Special Warrants, and the proposed issuance of Warrants to the Agents upon deemed exercise of the Agents' Special Warrants, free of any resale restrictions in British Columbia and Alberta other than those imposed on "control persons", as that term is defined in the Acts;

     (m)  "Exchange" means The Alberta Stock Exchange;

     (n) "Exemptions" means the exemptions from the prospectus requirements of the Acts at Section 55(2)(4) of the Act, and Sections 107(1)(d) and
          (z) of the Alberta Act, and Alberta Securities Commission Notice 7;

     (o) "Filing Deadline" means the date the subscription forms and other documentation concerning the Private Placement are required to be filed with the Exchange, or any extension thereof;

     (p)  "Final Closing" means the final closing of the Private Placement;

     (q)  "First Closing" means the first closing of the Private Placement;
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                                      - 3 -

     (r)  "Material Change" has the meaning defined in the Acts;

     (s)  "Material Fact" has the meaning defined in the Acts;

     (t) "Private Placement" means the offering of the Special Warrants on the terms and conditions of this Agreement;

     (u) "Prospectus" means a preliminary and final prospectus which, upon issuance of a receipt therefore by each of the Commissions, will qualify the Distribution;

     (v)  "Purchasers" means the purchasers of Special Warrants;

     (w) "Qualification Date" means the date on which a receipt for the final Prospectus has been issued by each of the Commissions;

     (x)  "Regulation S" means Regulation S promulgated under the 1933 Act;

     (y)  "Regulatory Authorities" means the Commissions and the Exchange;

     (z) "Securities" means the Special Warrants, the Agents' Special Warrants, the Shares, the Warrants and the Warrant Shares;

     (aa) "Shares" means previously unissued Common Shares in the capital of the Issuer as presently constituted which may be issued on exercise or deemed exercise of the Special Warrants;

     (ab) "Special Warrant Indenture" means an indenture providing for the issuance of the Special Warrants to be made between the Issuer and Montreal Trust Company of Canada, in form and substance satisfactory to the Agents

     (ac) "Special Warrants" means special warrants of the Issuer having the terms provided in Section 3 hereof and in the Special Warrant Indenture;

     (ad) "Subsidiary" has the meaning defined in the Securities Act (British Columbia);

     (ae) "Warrant Indenture" means an indenture providing for the issuance of the Warrants to be made between the Issuer and Montreal Trust Company of Canada, in form and substance satisfactory to the Agents;

     (af) "Warrants" means Common Share purchase warrants of the Issuer having the terms provided in Section 4 hereof and the Warrant Indenture
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          which may be issued on exercise or deemed exercise of the Special
          Warrants and the Agents' Special Warrants; and

     (ag) "Warrant Shares" means previously unissued Common Shares in the capital of the Issuer as presently constituted which may be issued on exercise of the Warrants.

1.2 In this Agreement, the following terms shall have the meanings defined in Regulation "S": "Directed Selling Efforts", "Foreign Issuer", "Substantial U.S. Market Interest", "U.S. Person" and "United States".


2. APPOINTMENT OF AGENTS

2.1 The Issuer appoints the Agents as its exclusive agents and the Agents accept the appointment and agree to act as the exclusive agents of the Issuer to use commercially reasonable efforts to find and introduce to the Issuer, on an agency basis, potential investors to purchase the Special Warrants, at a price of $2.10 per Special Warrant, by way of private placement under the Exemptions.

2.2 The Issuer will not enter into discussions concerning financings other than the Private Placement with any other investment dealer or person until after the Final Closing without first obtaining the written consent of the Agents.

2.3 The rights and obligations of the Agents under this Agreement, including but not limited to the right and obligation to offer the Special Warrants and the entitlement to the Agent's Fee, will be several (as distinguished from joint) rights and obligations for each Agent. For greater certainty, no Agent shall become liable for or held to account for any costs, expenses, claims or damages suffered by any person caused by the fault of the other Agent.

2.4 Except as otherwise specifically provided in this Agreement, the rights and obligations of the Agents will be divided in the proportions in which the Agents participate in the Private Placement.

2.5 The Agents will participate in the Private Placement in such percentages as they may agree between themselves.

2.6 This Agreement will be construed in relation to each Agent as if separate agreements had been made between the Issuer and each Agent.

2.7 Each Agent may act independently of the others and is not bound by any act or omission of the other Agents.
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                                      - 5 -

3. SPECIAL WARRANTS AND AGENTS' SPECIAL WARRANTS


Special Warrants

3.1 The Special Warrants will have the terms provided herein and in the Special Warrant Indenture, and will be registered in the names of the Purchasers or their nominees.

3.2 Each Special Warrant will entitle the holder to acquire one Share and one Warrant, without payment of further consideration, on the exercise or deemed exercise of the Special Warrant.

3.3 If the Qualification Date has not occurred by that day which falls 150 days from the date of the First Closing, then each Special Warrant will entitle the holder to acquire 1.1 Shares and 1.1 Warrants, without payment of further consideration, upon the exercise or deemed exercise of the Special Warrants.

3.4 Each Special Warrant may be exercised by the holder in whole or in part at any time after the Closing on which it was issued. All unexercised Special Warrants will be deemed to be exercised on that day which is the earlier of:

     (a)  12 months from the date of the First Closing; and

     (b)  the fifth business day after the Qualification Date.

3.5 Upon exercise or deemed exercise, the Special Warrants will be automatically cancelled and will have no further force or effect.

3.6 The Special Warrant Indenture will contain, among other things, provisions for the appropriate adjustment in the class and number of Shares and Warrants issued upon exercise or deemed exercise of the Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.


Agents' Special Warrants

3.7 The Agent's Special Warrants will:

     (a)  be non-transferrable;
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                                     - 6 -

     (b) have the terms provided herein and in the certificates representing the Agents' Special Warrants (which will be satisfactory in form and substance to the Agent); and

     (c) will be registered in the names of the Agents, or members of their selling group.

3.8 Each Agent's Special Warrant will entitle the holder to acquire one Warrant, without payment of further consideration, on the exercise or deemed exercise of the Agent's Special Warrant.

3.9 Each Agent's Special Warrant may be exercised by the holder in whole or in part at any time after the Closing. All unexercised Agent's Special Warrants will be deemed to be exercised on that day which is the earlier of:

     (a)  12 months from the date of the First Closing; and

     (b)  the fifth business day after the Qualification Date.

3.10 Upon exercise or deemed exercise, the Agents' Special Warrants will be automatically cancelled and will have no further force or effect.

3.11 The certificates representing the Agents' Special Warrants will contain, among other things, provisions for the appropriate adjustment in the number and exercise price of Warrants issued upon exercise or deemed exercise of the Agents' Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.


4. WARRANTS

4.1 The Warrants will be registered in the name of the Purchasers or their nominees.

4.2 The right to purchase Warrant Shares under the Warrants may be exercised at any time until the close of business on that day which falls two years from the date of the First Closing.
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                                      - 7 -

4.3 Two Warrants will entitle the holder, on exercise, to purchase one Warrant Share, at $2.50 per Warrant Share until that day which falls one year from the First Closing ("the First Term") and at $2.88 from the First Term until that day which falls two years from the date of the First Closing.

4.4 The Warrant Indenture will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issuable upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's Common Shares, the payment of stock dividends and the amalgamation of the Issuer.

5. AGENTS' FEE

5.1 In consideration of sales of Special Warrants made by the Agents under this Agreement, the Issuer agrees:

     (a) to pay to the Agents on each Closing a commission of 7% of the gross proceeds received by the Issuer from the sale of the Special Warrants on such Closing (except for proceeds received from the sale of Special Warrants on a Closing to Isaac Arnold Jr., The 1993 Miller Family Investment Partnership, Meridian Advisors Ltd. or Arnold Corporation, in respect of which a commission of 2% will be payable); and

     (b) to issue to the Agents on each Closing a number of Agents' Special Warrants equal to 10% of the number of Special Warrants sold to Non-U.S. Purchasers on such Closing.

5.2 In respect of corporate finance services rendered by the Agents, including marketing, consultation and research support, the Issuer agrees to issue to the Agents on First Closing 150,000 Agents' Special Warrants and on the Final Closing 50,000 Agents' Special Warrants.

5.3 The Agents acknowledge receipt of written notice from the Issuer that each Agent must file a report in the form attached to British Columbia Securities Commission blanket order and ruling number 95-17 (the "Initial Trade Report"), or the report required under the laws of Alberta, provided that the report requires substantially the same information as is required in the initial trade report (the "Purchaser's Report"), within 10 days of the initial trade of the Agent's Special Warrants by the Agents; and, where the Agents have filed an Initial Trade Report or the Purchasers Report with respect to the Agent's Special Warrants, the Agents will not be required to file a further report in respect of additional trades in the Agent's Special Warrants.
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                                      - 8 -

6. OFFERING RESTRICTIONS

6.1 The Agents will only sell the Special Warrants to investors purchasing as principal who represent themselves as being:

     (a)  qualified to purchase the Special Warrants under the Exemptions;

     (b) persons who are U.S. Persons, or in the United States, and represent themselves as being qualified to purchase Special Warrants in transactions exempt from the registration requirement of the 1933 Act and applicable state securities laws; and

     (c)  persons who are residents of British Columbia or Alberta.

6.2 The Private Placement has not been and will not be advertised in any way.

6.3 No selling or promotional expenses will be paid or incurred in connection with the Private Placement, except for professional services or for services performed by a registered dealer.

6.4 No Directed Selling Efforts in connection with the Private Placement shall be made in the United States by the Issuer, the Agents, any of their respective affiliates, or any person acting on behalf of the foregoing.


7. SUBSCRIPTIONS

The Agents will use their best efforts to obtain from each Canadian or non-U.S. Purchaser introduced by the Agent duly completed and signed subscriptions in the form attached as Schedule "A" and each U.S. Purchaser introduced by the Agents, duly completed and signed subscriptions in the form attached as Schedule "B", and deliver such subscriptions to the Issuer, on or before the Filing Deadline or in such other form as may be agreed by the Issuer and the Agents.


8. FILINGS WITH THE REGULATORY AUTHORITIES

8.1 The Issuer will forthwith provide to the Exchange written notice of the terms of this Agreement, an application for listing on the Exchange of the Shares and the Warrant Shares, and all other information concerning the Private Placement required by the rules and policies of the Exchange (the "Notice").
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                                      - 9 -

8.2 The Issuer will forthwith provide the Agent and its solicitors with a copy of the Notice, and, forthwith on receipt, a copy of the preliminary letter of acceptance of the Notice from the Exchange.

8.3 The Issuer will file all required documents, pay all required fees and undertake any other actions required by the rules and policies of the Exchange in order to obtain the approval of the Exchange for the listing of the Shares and the Warrant Shares, and the Private Placement.

8.4 Within 10 days of the Closing, the Issuer will:

     (a) file with the Commission and the Alberta Commission any report required to be filed by the Act and the Alberta Act in connection with the Private Placement, in the required form; and

     (b)  provide the Agents' solicitors with copies of the report or reports.


9. CLOSINGS

9.1 In this Section:

     (a) "Certificates" means the certificates representing the Special Warrants to be sold, and the Agents' Special Warrants to be issued, on a Closing, in the names and denominations reasonably requested by the Agents or the Purchasers;

     (b) "Proceeds" means the gross proceeds of the sale of Special Warrants, less the cash portion of the Agents' Fee, the Agents' expenses which have not been repaid by the Issuer, and any amount which has been attached by garnishing order or other form of attachment.

9.2 On each Closing, the Issuer will deliver the Certificates to the Agents or, at the Agents' request, to the Purchasers, against payment of the Proceeds by certified cheque or bank draft and delivery of completed subscription agreements with attachments.

9.3 If the Issuer has satisfied all of its obligations under this Agreement, the Agents will, on each Closing, pay the Proceeds to the Issuer.
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9.4 The Issuer will endorse the Certificates representing Special Warrants sold to residents of British Columbia and Alberta with a statement that:

     (a) the securities represented by the certificate are subject to a hold period and may not be traded in British Columbia or Alberta until the expiry of the applicable hold period except as permitted by the Acts; and

     (b)  specifies the date the hold period expires, being:

          (i) in British Columbia, 12 months from the date of issue of the Special Warrants; and

          (ii) in Alberta, 18 months from the date of issue of the Special Warrants.

9.5 Within 10 days of delivery of the Certificates to the Agents, the Issuer will:

     (a) file with the Commissions any reports required to be filed by the Acts in connection with the sale of the Special Warrants to the Purchasers, and the issuance of the Agents' Special Warrants to the Agents, in the required form; and

     (b)  provide the Agents' solicitors with copies of the reports.


10. CONDITIONS OF CLOSING

10.1 The Agents' obligations on each Closing shall be conditional upon the following:

     (a) the Issuer shall have delivered to the Agents and their solicitors favourable opinions of the Issuer's Canadian and U.S. solicitors dated as of the date of the Closing as to all legal matters in connection with the creation, issuance and sale of the Special Warrants as may be reasonably requested by the Agents, in form and substance acceptable to the Agents;

     (b) the Issuer shall have delivered to the Agents and their solicitors such other certificates, comfort letters or opinions of its auditors or other experts relating to the Private Placement or the affairs of the Issuer as the Agents or their solicitors may reasonably request, including a certificate of the President of the Issuer that (among other things) each of the representations and warranties of the Issuer herein continue to be true and correct; and
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                                     - 11 -

     (c) each of the representations and warranties of the Issuer herein shall continue to be true, and the Issuer shall have performed or complied with all of its covenants, agreements and obligations hereunder.

10.2 Each Closing and the obligations of the Issuer and the Agents to complete the issue and sale of the Securities are subject to:

     (a) receipt of all required regulatory approval for or acceptance of the Private Placement; and

     (b) the removal or partial revocation of any cease trading order or trading suspension made by either of the Commissions to the extent necessary to complete the Private Placement.


11. POST CLOSING COVENANTS OF THE ISSUER

11.1 The Issuer will not issue or announce the issuance of any common shares or other securities for six months following the date of the Final Closing without first obtaining the written consent of the Agents, such consent not to be unreasonably withheld. Notwithstanding the provisions of this Subsection 11.1, the Issuer may during such time issue a number of its common shares equal to or less than 10% of its common shares as are issued and outstanding at the date hereof in respect of the acquisition of mining or exploration properties without first obtaining the written consent of the Agents.

11.2 The Issuer will not announce the issuance of any common share purchase warrants, options to purchase common shares or other securities of the Issuer convertible or exercisable, directly or indirectly, to obtain common shares for six months following the date of the Final Closing without first obtaining the written consent of the Agents, such consent not to be unreasonably withheld. The issue, strike or conversion price of all such securities issued with the consent of the Agent shall not be less than the price per Special Warrant hereunder. Notwithstanding the provisions of this Subsection 11.2, the Issuer may during such time issue to its directors and officers incentive options to purchase such number of common shares at such prices as may be permitted under the rules and policies of the Exchange without first obtaining the written consent of the Agents.

11.3 The Issuer will not enter into any amalgamation, merger, other form of business combination, and will not undertake the acquisition of any material assets, or enter into any agreement for the foregoing for six months following the date of the Final Closing, without first obtaining the written consent of the Agents, such consent not to be unreasonably withheld.
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12. MATERIAL CHANGES

The Issuer agrees that if, between the reference date of this Agreement and the Qualification Date, a Material Change, or a change in a Material Fact occurs, the Issuer will:

     (a) notify the Agents in writing, setting forth the particulars of such change;

     (b) as soon as practicable, issue and file with the Exchange and the Commissions a press release that is authorized by a senior officer disclosing the nature and substance of the change;

     (c) file with the Commissions the report required by the Acts as soon as practicable, and in any event no later than 10 days after the date on which the change occurs;

     (d) provide copies of that press release, when issued, and that report, when filed, to the Agents and their solicitors;

     (e) if such change is adverse, and the preliminary Prospectus has been filed, provided the Agents have first approved the form and substance of the amendment, amend the Prospectus to reflect the change; and

     (f) if an amendment is prepared to the Prospectus, file such amendment with the Commissions within the time limited by the Acts, and provide the Agents without charge with as many commercial copies of such amendment as it may reasonably require.


13. PROSPECTUS

13.1 The Issuer will use its best efforts to obtain a receipt for the final Prospectus from each of the Commissions by that day which falls 150 days from the date of the Closing.

13.2 If the Issuer has not obtained a receipt for the Prospectus from each of the Commissions by that day which falls 150 days from the date of Closing, it will nevertheless continue to use such efforts to obtain such receipts until that day which falls one year from the date of Closing.

13.3 The Prospectus will be in form and substance satisfactory to the Agents and their solicitors.

13.4 The Issuer will permit the Agents and their solicitors to participate in the preparation of the Prospectus, to discuss the Issuer's business with its corporate officials and auditors and to conduct such full and comprehensive review and investigation of the Issuer's business, affairs, capital and operations as the Agents and their solicitors reasonably consider to be necessary to establish a "due diligence" defence under the Acts to an action for rescission or damages thereunder, and to enable the Agents to responsibly execute the Underwriter's Certificate in the Prospectus.

13.5 The Prospectus will contain a contractual right of rescission of the purchase of Special Warrants granted by the Issuer to the Purchasers in the form required by Applicable Legislation, and exercisable as provided therein in the event the Prospectus contains a misrepresentation, within the meaning of the Acts.

13.6 Provided the Agents and their solicitors are satisfied that the Prospectus contains full, true and plain disclosure of all Material Facts relating to the Issuer and the Securities, and provided the Issuer has delivered to the Agents the documents described in Subsection 13.7, the Agents will execute the Underwriter's Certificate in the Prospectus.

13.7 On the date of the final Prospectus, the Issuer will deliver the following documents to the Agents and their solicitors, each of which shall be in form and substance satisfactory to the Agents and their solicitors:

     (a) an opinion of the auditors of the Issuer, dated as of the date of the final Prospectus and addressed to the Agents and their solicitors, relating to the accuracy of the financial statements included in the Prospectus and verification of the accuracy of the financial, numerical and certain other information disclosed in the Prospectus;

     (b) a certificate of the Issuer issued to the Agents and their solicitors, dated as of the date of the final Prospectus and executed by the President of the Issuer or by another officer approved by the Agents, certifying certain facts relating to the Issuer and its affairs; and

     (c) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agents or their solicitors.
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                                     - 14 -

13.8 On the Qualification Date, the Issuer will deliver the following documents to the Agents and their solicitors, each of which shall be in form and substance satisfactory to the Agents and their solicitors:

     (a) an opinion of counsel of the Issuer, dated as of the Qualification Date and addressed to the Agents and their solicitors, relating to any legal matters in connection with the Issuer, the Prospectus and the Distribution for which the Agents may reasonably request an opinion; and

     (b) any other certificates, comfort letters or opinions in connection with any matter related to the Issuer, the Prospectus or the Distribution which are reasonably requested by the Agents or their solicitors.

13.9 The Issuer will furnish to the Agents such number of commercial copies of the Prospectus and each amendment and supplement thereto and such other relevant documents as the Agents may reasonably request.

13.10 When each of the Commissions has issued receipts for the final Prospectus, and the Issuer has delivered to the Agents copies of such receipts and all documents required to be delivered to the Agents on the date of the final Prospectus and the Qualification Date, the Agents shall deliver, or cause to be delivered, one copy of the Prospectus to each Special Warrant holder.


14. TERMINATION

14.1 The Agents may terminate their obligations under this Agreement, and the obligations of the Purchasers under the subscription agreements, by notice in writing to the Issuer at any time before the date of the Final Closing if:

     (a) an adverse Material Change, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

     (b) there is an event, accident, action, state, condition, financial occurrence or catastrophe of national or international consequence, or any governmental law or regulation or other occurrence of any nature which, in the opinion of the Agents, seriously affects or will seriously affect the financial markets, or the business of the Issuer or any Subsidiary of the Issuer, or the ability of the Agents to perform their obligations under this Agreement, or an investor's decision to purchase the Special Warrants;

     (c) following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or of the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, the Agents determine, in their sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Special Warrants;

     (d) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors, officers or promoters, is announced, commenced or threatened by an officer or official of any competent authority, which in the opinion of the Agents materially and adversely affects the trading or distribution of the Special Warrants;

     (e) any order to cease or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in any of the securities of the Issuer or prohibiting or restricting the Private Placement or the Distribution is made by a competent regulatory authority and that order is still in effect except as disclosed herein;

     (f)  the Issuer is in breach of any term of this Agreement; or

     (g) the Agents determine that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

14.2 The Agents' obligations hereunder will terminate if the Exchange does not issue its letter of acceptance regarding listing of the Common Shares and Warrant Shares, subject only to usual post-Closing filings with the Exchange, of the Private Placement within 90 days of the reference date of this Agreement, unless otherwise agreed in writing by the Agents.

14.3 The Agents may terminate their obligations under Section 13 hereof at any time before the Qualification Date if:

     (a) any order to cease trading (including communicating with persons in order to obtain expressions of interest) in the securities of the Issuer, or prohibiting or restricting the Distribution is made by a competent regulatory authority and that order is still in effect except as disclosed herein; or

     (b) the Agents determine that any of the representations or warranties made by the Issuer in this Agreement is false or has become false, unless the Issuer has previously notified the Agents and the Agents have accepted the change in circumstances which renders the representation and warranty false.
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                                      -16-

15. WARRANTIES, REPRESENTATIONS AND COVENANTS

15.1 The Issuer warrants, represents and covenants to and with the Agents that:

     (a) the Issuer is duly amalgamated and a valid and subsisting corporation, is a "reporting issuer" under the Acts, and

          (i) is in good standing with respect to the filing of annual returns under the Alberta Business Corporations Act;

          (ii) has the corporate power and capacity to enter into this Agreement and to carry out the transactions herein contemplated;

     (b) the Issuer carries on business in the Provinces of Alberta and British Columbia, and the State of Washington and does not carry on business in any other province or territory of Canada, any other State of the United States or in any other country, except through its Subsidiaries;

     (c) it has no Subsidiaries other than Minera Andes S.A. ("MASA") and NAD S.A. ("NAD");

     (d) each of MASA and NAD are valid and subsisting corporations duly incorporated and in good standing under the laws of Argentina;

     (e) MASA and NAD each carry on business in Argentina. and do not carry on business in any other country;

     (f) the Issuer is duly registered and licensed to carry on business in Alberta, British Columbia and Washington;

     (g) MASA and NAD are duly registered and licensed to carry on business in Argentina;

     (h) the authorized and issued capital of the Issuer consists of an unlimited number of Common Shares and an unlimited number of preferred shares, of which as at the date hereof 14,431,836 Common Shares are issued and outstanding, and the outstanding Common Shares are fully paid and non-assessable;

     (i) the authorized capital of MASA and NAD consists of 20 shares and 12 shares, respectively;

     (j) the issued and outstanding capital of MASA is 20 shares, of which the Issuer is the recorded and beneficial owner of 19 shares;

     (k) the issued and outstanding capital of NAD is 12 shares, of which the Issuer is the recorded and beneficial owner of 11 shares;

     (l) except as disclosed in the financial statements of the Company most recently provided to the Agents (the "Financial Statements"), no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, to purchase any of the outstanding shares, or for the issue or allotment of any shares in the capital of MASA or NAD from treasury, or any other security convertible or exchangeable for any such shares;

     (m) the Shares and the Warrant Shares will be duly and validly issued as fully-paid and non-assessable;

     (n) the Issuer will reserve or set aside sufficient Common Shares in the treasury of the Issuer to issue the Shares on exercise or deemed exercise of the Special Warrants, and to issue Warrant Shares on exercise of the Warrants;

     (o)  since its date of amalgamation:

          (i) the business of the Issuer and its Subsidiaries has been carried on in the usual and ordinary course and the Issuer has not entered into any transaction out of the usual and ordinary course of business; and

          (ii) there has not been any material adverse change in the position (financial, business or otherwise) or condition of the Issuer;

     (p) neither the Issuer nor any of its Subsidiaries is subject to any material mortgage, lien, lease, agreement, instrument or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated herein;

     (q) the Issuer or its Subsidiaries are the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Financial Statements, all agreements by which the Issuer or any of its Subsidiaries holds an interest in a property, business or assets (and, in particular, the Degerstrom Agreement) are in good standing according to their terms, and the properties are in good standing under the laws of the jurisdictions in which they are situated;

     (r) neither the Issuer nor any of its Subsidiaries is party to any agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, option, understanding or commitment, for the purchase of any of the businesses, properties or assets or interests in the businesses properties or assets referred to in the Financial Statements, except as may be disclosed in writing to the Agents;

     (s) neither the Issuer nor any of its Subsidiaries is party to any agreement for an amalgamation, merger, other form of business combination, or for the acquisition of any material assets, except as disclosed in writing to the Agents.

     (t) the Financial Statements, subscription form and all other written or oral representations made by the Issuer to an investor or potential investor in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such written or oral representation misleading or incorrect;

     (u) the Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position of the Issuer as at the date thereof, accurately reflect all material liabilities (accrued, absolute, contingent or otherwise), and no adverse material changes in the financial position of the Issuer have taken place since the date thereof, save in the ordinary course of the Issuer's business;

     (v) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, Applicable Legislation, the Securities Act (Nova Scotia), and the Alberta Business Corporations Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement, the Distribution and the Prospectus;

     (w) the issue and sale of the Special Warrants by the Issuer and the Agent does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

     (x) there is not presently, and will not be until the closing of the Distribution, any Material Change relating to the Issuer or change in any Material Fact relating to any of the Securities which has not been or will not be fully disclosed to the Agents;

     (y) neither the Issuer nor any of its Subsidiaries is party to any actions, suits or proceedings which could materially affect their respective business or financial conditions, and to the best of the Issuer's knowledge no such actions, suits or proceedings are contemplated or have been threatened;

     (z) there are no judgments against the Issuer or any of its Subsidiaries which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its Subsidiaries is subject;

     (aa) the Issuer has full corporate power and authority to undertake the Private Placement, qualify the Prospectus and undertake the Distribution;

     (ab) this Agreement has been or will be by the First Closing, duly authorized by all necessary corporate action on the part of the Issuer and will constitute a valid obligation of the Issuer, legally binding upon it and enforceable in accordance with its terms;

     (ac) the Issuer is not in default of any of the requirements of the Acts, the Securities Act (Nova Scotia), the 1933 Act, any U.S. State "Blue Sky" laws or the Exchange;

     (ad) the Issuer is not in breach of its Listing Agreement with the Exchange;

     (ae) the Issuer is a Foreign Issuer that reasonably believes that there is no Substantial U.S. Market Interest in the Securities;

     (af) no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of any of such securities has been issued to and remains outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters, and no investigations or proceedings for such purposes are pending or threatened;

     (ag) neither the Issuer nor any if its Subsidiaries is in breach of any law, rule, statute, regulation or by-law applicable to its operations, properties or assets, the breach of which would result in an adverse Material Change in the business or affairs of the Issuer (on a consolidated basis), or would affect the rights of the Issuer or its Subsidiaries;

     (ah) except as disclosed in the Financial Statements, or otherwise in writing to the Agents, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or any other security convertible into or exchangeable for any such shares, or to require the Issuer to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

     (ai) the Issuer and its Subsidiaries have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

     (aj) the Issuer has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer, except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer;

     (ak) apart from the Agents, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein;

     (al) the Issuer has not previously issued during the preceding 12-month period and is not concurrently issuing any security or Special Warrants to more than 49 purchasers, including the investors who will purchase in this Private Placement, under the exemption in Section 107(1)(z) of the Alberta Act;

     (am) no promoter of the Issuer, other than a registered dealer, has acted as a promoter of any other issuer (within the meaning of the Alberta
          Act) where:

          (i) that other issuer has traded securities of its own issue pursuant to Section 107(1)(z) of the Alberta Act within the 12 months from the reference date hereof; and

          (ii) any of the proceeds obtained by the Issuer from the Private Placement are used or intended to be used in respect of the same property, project or program as are the proceeds obtained by that other issuer in the trade referred to in (i) above; and

     (an) the warranties and representations in this Section are true and correct and will remain so as of the Final Closing and the Qualification Date; and

     (ao) upon the request of any Purchaser that has acquired Special Warrants in the Private Placement pursuant to an exemption from 1933 Act registration (including the exemptions in Section 4(2) of the 1933 Act and Rule 506 of Regulation D thereunder, but not including Regulation
          S), the Issuer shall promptly deliver all of the information specified by Rule 144A(d)(4) under the 1933 Act to such Purchaser or to any person or entity designated by such Purchaser as a prospective purchaser under Rule 144A of any of the Special Warrants, Shares, Warrants or Warrant Shares held by such Purchaser.

15.2 Each Agent severally and not jointly warrants and represents to the Issuer that:

     (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

     (b) it is registered as a dealer and classified as a broker under the Acts;

     (c)  it is a member in good standing of the Exchange; and

     (d) it will sell the Special Warrants in compliance with the Acts, the 1933 Act and the rules promulgated thereunder, the Securities Exchange Act of 1934, and the rules promulgated thereunder and all applicable state securities and blue sky laws and the rules and policies of the Exchange.

16. EXPENSES  OF  AGENTS

16.1 The Issuer will pay all of the expenses of the Private Placement, the Prospectus and the Distribution and all the expenses reasonably incurred by the Agents in connection with the Private Placement, the Prospectus and the Distribution including, without limitation, the fees and expenses of the solicitors for the Agents.

16.2 The Issuer will pay the expenses referred to in the previous Subsection even if approval of the Private Placement or the Prospectus is not granted by the Regulatory Authorities or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agents.

16.3 The Agents may, from time to time, render accounts for their expenses to the Issuer for payment on or before the dates set out in the accounts.

16.4 The Issuer authorizes the Agents to deduct their expenses in connection with the Private Placement from the proceeds of the Private Placement, including expenses for which an account has not yet been rendered.


17. GARNISHING ORDERS

17.1 If at any time, up to and including the Final Closing, the Agents receive a garnishing order or other form of attachment purporting to attach or garnish a part or all of the sale price of any of the Securities, the Agents will be free to pay the amount purportedly attached or garnished into court.

17.2 Any payment by the Agents into court pursuant to a garnishing order will be deemed to have been received by the Issuer as payment by the Agents against the sale price of the Securities to the extent of the amount paid, and the Issuer will be bound to issue and deliver the Securities proportionately to the amount paid by the Agents.

17.3 The Agents will not be bound to ascertain the validity of any garnishing order or attachment, or whether in fact it attaches any moneys held by the Agents, and the Agents will be free to act with impunity in replying to any garnishing order or attachment.

17.4 The Issuer will release, indemnify and save harmless the Agents in respect of all damages, costs, expenses or liability arising from any acts of the Agents under this Section.


18. INDEMNITY

18.1 The Issuer will indemnify and save harmless the Agents and each of the Agents' agents, directors, officers and employees (collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

     (a) existing (or alleged to exist) by reason of a misrepresentation or alleged misrepresentation contained in the subscription agreement or other written or oral representation made by the Issuer to an investor or potential investor in connection with the Private Placement and in the certificates representing the Special Warrants, or in the Prospectus or other written or oral representation made by the Issuer to an investor or potential investor in connection with the Distribution and in the certificates representing the Warrants, or by reason of the omission to state any fact necessary to make such statements or representations not misleading (except for information and statements referring solely to the Agents);

     (b) arising from an order by any of the Regulatory Authorities or a court of competent jurisdiction that trading in any of the Issuer's securities is to suspend or cease, or prohibiting or restricting the Private Placement or the Distribution;

     (c) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation, or omission exists (except information and statements referring solely to the Agents), that trading in or distribution of any of the Securities is to cease, unless such order is based solely on activities or alleged activities of the Agents;

     (d) resulting from the failure by the Issuer to obtain the requisite regulatory approval to the Private Placement or the Prospectus unless the failure to obtain such approval is the result of a breach of this Agreement by the Agents;

     (e) resulting from any failure by the Issuer to file the Prospectus, or an amendment or supplement thereto;

     (f) resulting from the breach by the Issuer of any of the terms of this Agreement;

     (g) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

     (h) if the Issuer fails to issue and deliver the certificates representing the Securities in the form and denominations satisfactory to the Agents at the time and place required by the Agents with the result that any completion of a sale of the Securities does not take place; or

     (i) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out of an act or omission by the Agents.

18.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

18.3 The rights of indemnity provided in this Section shall not apply if:

     (a)  the Issuer has fulfilled each of its covenants under this Agreement;

     (b) the loss, claim, damage or liability suffered by an Indemnified Party arises from a circumstance or alleged circumstance which takes place or is alleged to have taken place entirely after closing of the Private Placement; and

     (c) the person asserting the claim against an Indemnified Party was not provided with a copy of the Prospectus, or amendment thereto, which corrects the misrepresentation or alleged misrepresentation relied upon by the person asserting the claim, and which was required to have been delivered to the person asserting the claim by the Agents under the Acts.

18.4 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

18.5 The Indemnified Parties will have the right to employ separate counsel, and the Issuer will pay the fees and expenses of such counsel.

18.6 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Parties from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

18.7 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent misrepresentation (within the meaning of the Acts) will be entitled to contribution from any person who is not found liable for such fraudulent misrepresentation.

18.8 To the extent that any Indemnified Party is not party to this Agreement, the Agents shall obtain and hold the right and benefit of this Section in trust for and on behalf of such Indemnified Party.

19. ASSIGNMENT AND SELLING GROUP PARTICIPATION

19.1 The Agents will not assign this Agreement or any of their rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agents have obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

19.2 The Agents may, in their sole discretion, offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the Agent's Fee.


20. RIGHT OF FIRST REFUSAL

20.1 The Issuer will notify the Agents of the terms of any further financing that it requires or proposes to obtain during the 12 months following the Final Closing and the Agents will have the right of first refusal to provide such financing.

20.2 The right of first refusal must be exercised by the Agents within 15 days following the receipt of the notice by notifying the Issuer in writing that they will provide such financing on the terms set out in the notice.

20.3 If the Agents fail to give written notice within the 15 days that they will provide such financing upon the terms set out in the notice, the Issuer will then be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favourable to the Issuer, subject to obtaining the acceptance of the Regulatory Authorities.

20.4 If, on receipt of any notice from the Issuer under this Section, the Agents fail to exercise the right, the right will not terminate in respect of subsequent financings which the Issuer requires or proposes to obtain during the 12 months following the Final Closing.


21. NOTICE

21.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

21.2 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

21.3 If notice is mailed, it will be deemed to have been received seven (7) days following the date of mailing of the notice.

21.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by telex, telegram or telecopier or will be delivered.


22. TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).


23. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and indemnities of the Issuer and the Agents contained in this Agreement will survive the Final Closing and the closing of the Distribution.


24. LANGUAGE

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, feminine or the body corporate where required by the context.


25. ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.


26. HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.


27. COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

28. LAW

This Agreement is governed by the law of British Columbia and shall be considered to be in all respects a British Columbia contract, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia.


29. SEVERABILITY

If one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity illegality or unenforceability shall not affect any other provision of this agreement, but this agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

30. SUPERSEDE

It is understood that the terms and conditions of this Agreement supersede any previous verbal or written agreement between the Issuer and the Agents regarding the Private Placement including the Letter Agreement dated October 17, 1996.

This document was executed and delivered as of the date given above:


The common seal of                                   )
MINERA ANDES INC. was                                )
hereunto affixed in the presence of:                 )
                                                     )
                                                     )
                                                     )
Authorized Signatory                                 )           c/s
                                                     )
                                                     )
Authorized Signatory                                 )


The common seal of C.M. OLIVER &                     )
COMPANY LIMITED was hereunto                         )
affixed in the presence of:                          )
                                                     )
                                                     )
Authorized Signatory                                 )           c/s
                                                     )
                                                     )
Authorized Signatory                                 )


The common seal of  MAJENDIE                         )
CHARLTON SECURITIES LTD. was                         )
hereunto affixed in the presence of:                 )
                                                     )
                                                     )
                                                     )           c/s
                                                     )
                                                     )
                                                     )